UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2008

QSGI INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32620 (Commission File Number)	13-2599131 (IRS Employer Identification Number)
400 Royal Palm Way, Palm Beach, FL 33480 (Address of Principal Executive Office)
Registrant’s telephone number, including area code: (561) 835-9757

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a)
On June 10, 2008, Registrant issued a press release disclosing the execution of a new Senior Credit Facility.  Text of the press release issued by the Registrant dated June 10, 2008, titled "QSGI Secures $10 Million Senior Credit Facility" is furnished as Exhibit 99.1 to this report.  Senior Credit Facility Documents are furnished as Exhibit 99.2 and 99.3 to this report.  The Registrant paid in full and cancelled its current Line of Credit with Wells Fargo Bank, National Association.

ITEM 9.01	Financial Statements and Exhibits

(d)	The following exhibits are being filed or furnished with this report:

Exhibit 99.1	a. Text of the press release issued by the Company dated June 10, 2008, titled “QSGI Secures $10 Million Senior Credit Facility."

Exhibit 99.2	a. Copy of the Senior Credit Facility Document

Exhibit 99.3	a. Copy of the Post-Cosing Letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QSGI INC.

Date: June 11, 2008	By: /S/ Edward L. Cummings
Edward L. Cummings
Chief Financial Officer and Treasurer